NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Large Cap Value Fund

Supplement dated December 29, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, Dolores Bamford, Managing Director at Goldman Sachs Asset Management, L.P., shall no longer serve as a portfolio manager to the NVIT Multi-Manager Large Cap Value Fund.  The reference to Ms. Bamford found on page 3 of the Summary Prospectus is accordingly deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE